SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   Form 8-K/A
                                 Amendment No. 1

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 12, 2001

                        Commission File Number 3-26787-D


                         CHINA GLOBAL DEVELOPMENT, INC.
               --------------------------------------------------
               Exact Name of Registration as Specified in Charter:

            Nevada                                        87-0403828
--------------------------------------------  ----------------------------------
State of Other Jurisdiction of Incorporation  IRS Employer Identification Number

          Address and Telephone Number of Principle Executive Offices:
                          1400 Quail Street, Suite 138
                             Newport Beach, CA 92660

                                  949-250-1147

Item 4.  Changes in Registrant's Certifying Accountant

     (a) On June 12, 2001, China Global Development, Inc., formerly Ibonzai.com, Inc. (the "Company") dismissed Crouch Bierwolf and Chisholm ("CBC") as the Company's independent accountant.

     The decision to change accountants was recommended and approved by the board of directors of the Company.

     CBC's audit report on the financial statements of the Company as of December 31, 1999 and for the year ended December 31, 1999 and 1998 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two most recent fiscal years and any subsequent interim period (up to June 12, 2001) preceding the dismissal of CBC, there were no disagreements with CBC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of CBC, would have caused CBC to make reference to the subject matter of the disagreement(s) in connection with its report.

     During the Company's two most recent fiscal years and any subsequent interim period (up to June 12, 2001) preceding the dismissal of CBC, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided CBC with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that CBC review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of the letter dated May 10, 2002 was received by the Company from CBC with respect to the Company's request addressed to the Securities and Exchange Commission and is filed as Exhibit 16.1 to this Form 8-K/A.

     (b) On June 12, 2001, the Company engaged CPA Network LLC ("CNL") as its new independent accountants. Prior to the engagement of CNL, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with CNL regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by CNL.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CHINA GLOBAL DEVELOPMENT, INC.

Dated: May 10, 2002                               By: /s/ Zheng Baottua
                                                     ------------------------
                                                     Zheng Baottua
                                                     President

                          Bierwolf Nilson & Associates
                                1453 Major Street
                            Salt Lake City, UT 84115

May 10, 2002


Securities & Exchange Commission
450 Fifth Street, NW
Washington, D.C.  20549

Re: iBonZai.com
      File #

Commissioners:

We have read the statements made by China Global Development, Inc. (formerly iBonZai.com), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K, as part of the Company's Form 8-K/A Amendment No. 1 report dated June 12, 2001. We agree with the statements concerning our firm in such Form 8-K.

Very truly yours,




/s/ Bierwolf Nilson & Associates
(formerly Crouch Bierwolf and Chisholm)